UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d)

of the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported)

April 30, 2019

HUNTINGTON INGALLS INDUSTRIES, INC.

(Exact name of registrant as specified in its charter)

DELAWARE	1-34910	90-0607005
(State or other jurisdiction of incorporation)	(Commission File Number)	(IRS Employer Identification No.)

4101 Washington Avenue, Newport News, Virginia		23607
(Address of principal executive offices)		(Zip Code)

(757) 380-2000

(Registrant’s telephone number, including area code)

(Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter).

Emerging growth company  ☐

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act.  ☐

Securities registered pursuant to Section 12(b) of the Act:

Title of each class	Trading Symbol(s)	Name of each exchange on which registered
Common Stock	HII	New York Stock Exchange (NYSE)

Item 5.07	Submission of Matters to a Vote of Security Holders.

On April 30, 2019, Huntington Ingalls Industries, Inc. (the “Company”) held its 2019 Annual Meeting of Stockholders (the “Annual Meeting”). Proxies for the Annual Meeting were solicited pursuant to Regulation 14A under the Securities Exchange Act of 1934, as amended. The following matters were submitted to a vote of the stockholders.

Item 1 - Election of Directors

Votes regarding the election of 11 directors, for terms ending in 2020, were as follows:

Name	For	Withheld	Broker Non-Votes
Philip M. Bilden	34,038,619	361,121	3,367,242
Augustus L. Collins	34,032,064	367,676	3,367,242
Kirkland H. Donald	34,077,687	321,994	3,367,242
Thomas B. Fargo	33,200,081	1,199,659	3,367,242
Victoria D. Harker	28,176,838	6,222,902	3,367,242
Anastasia D. Kelly	33,963,242	436,498	3,367,242
Tracy B. McKibben	34,042,798	356,942	3,367,242
C. Michael Petters	34,070,416	329,324	3,367,242
Thomas C. Schievelbein	34,034,268	365,472	3,367,242
John K. Welch	34,033,631	366,109	3,367,242
Stephen R. Wilson	34,074,070	325,670	3,367,242

Item 2 - Proposal to Approve the Company’s Executive Compensation on an Advisory Basis

Votes on a proposal to approve, on an advisory basis, the compensation of the Company’s named executive officers were as follows:

For	Against	Abstentions	Broker Non-Votes
33,585,286	714,316	100,138	3,367,242

Item 3 - Proposal to Ratify the Appointment of the Company’s Independent Auditors

Votes on a proposal to ratify the appointment of Deloitte & Touche LLP as the Company’s independent auditors for 2019 were as follows:

For	Against	Abstentions	Broker Non-Votes
37,145,204	592,771	29,002	0

Item 4 – Stockholder Proposal to Permit an Unlimited Number of Stockholders to Aggregate Their Ownership of HII Common Stock to Satisfy the Ownership Requirement Under HII’s Proxy Access Bylaw

Votes on a stockholder proposal to permit an unlimited number of stockholders to aggregate their ownership of HII common stock to satisfy the ownership requirement under HII’s proxy access bylaw were as follows:

For	Against	Abstentions	Broker Non-Votes
10,754,563	23,420,404	224,320	3,367,242

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

HUNTINGTON INGALLS INDUSTRIES, INC.

Date: May 2, 2019	By:	/s/ Charles R. Monroe, Jr.
Charles R. Monroe, Jr.
Corporate Vice President, Associate General Counsel and Secretary